CUSTODY AGREEMENT

          This CUSTODY AGREEMENT dated as of FEBRUARY 28, 2000 by and among IMPAC WAREHOUSE LENDING GROUP, INC., (IWLG), a Delaware corporation, having an address at 1401 Dove Street, Newport Beach, CA 92660 ("Buyer"), Bankers Trust Company, having an address at 1761 E. St. Andrews Place, Santa Ana, CA 92705, ("Custodian"), PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE CORPORATION having an address at 3 EXPRESSWAY PLAZA, ROSLYN HEIGHTS, NEW YORK 11577 ("Seller").

                                   WITNESSETH:

          WHEREAS, the Seller and the Buyer may, from time to time, enter into transactions (each, a "Transaction") in which the Buyer agrees to purchase from the Seller certain one-to-four-family residential mortgage loans (the "Mortgage Loans"), with a simultaneous agreement by the Seller to repurchase such Mortgage Loans on demand as provided in a Master Repurchase Agreement, dated as of FEBRUARY 28, 2000 between the Seller and the Buyer (the "Master Repurchase Agreement") and a Confirmation between the Seller and the Buyer (the "Confirmation"; as to each Transaction, the related Confirmation and the Master Repurchase Agreement are referred to collectively as the "Repurchase Agreement");

          WHEREAS, the Buyer has directed the Seller, and the Seller has agreed, to deliver certain documents with. respect to the Mortgage Loans subject to each Transaction to the Custodian, and the Custodian has agreed to take and maintain possession of such documents in accordance with the terms and conditions hereof;

          NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto agree as follows:

          1. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Repurchase Agreement.

          2. On or before the effective date for each Transaction (the "Purchase Date"), the Seller shall deliver, or cause to be delivered, to the Custodian a schedule of Mortgage Loans subject to such Transaction ("Mortgage Loan Schedule"), and the Seller shall thereafter deliver, or shall cause to be delivered, and shall release to the Custodian originals or copies, as allowed by Buyer of the documents in accordance with the Master Repurchase Agreement pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule, which documents the Custodian shall hold for the benefit of the Buyer, its successors or assigns, as the owner thereof:

          (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor"), endorsed to the order of or assigned to Seller by the holder/payee thereof, without recourse, and endorsed by Seller, without recourse, in blank;

          (ii) the original mortgage, deed of trust or other instrument (the "Mortgage") creating a first lien on the underlying
                    property   securing  the  Mortgage   Loan

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                    (the "Mortgaged Property"), naming Seller as the "mortgagee"
                    or  "beneficiary"  thereof,  and  not  name  Seller  as  the
                    mortgagee/beneficiary,   the  Mortgage,   together  with  an
                    instrument   of    assignment    assigning   the   Mortgage,
                    individually or together with other Mortgages, to Seller and bearing on the face thereof the address of Seller, and, in either case, bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original Mortgage or the assignment thereof, a duplicate or together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title policy, or a certificate of receipt from the recording office, certifying tath such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

          (iii) an original assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording and, in the event that the Seller acquired the Mortgage Loan in a merger, the assignment must be by "[Seller], successor by merger to [name of predecessor]";

          (iv)      any  intervening  assignment of the Mortgage not included in
                    (ii) above, including any warehousing assignment;

          (v)       any   assumption,   modification,   extension   or  guaranty
                    agreement;

          (vi) Lender's title insurance policy, or, if such policy has not been issued, a written commitment to interim binder issued by the title insurance company evidencing that the required title insurance coverage is in effect and unconditionally guaranteeing the holder of the Mortgage Loan that the lender's title insurance policy will be issued;

          (vii) any instrument necessary to complete identification of any exception set forth in the exception schedule in the title insurance policy (e.g., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.); and

          (viii) if the Mortgage Note or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a

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                    true  and  complete  copy  of the  original  and  that  such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located).

From time to time, the Seller shall forward to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan approved by the Seller. All documents held by the Custodian as to each Mortgage Loan pursuant to this Section 2 are referred to herein as the "Custodian's Mortgage File". On the respective Purchase Date for each Transaction, the Seller shall deliver to the Buyer a Certificate of the Seller, in the form attached hereto as Exhibit One, with respect to all of the Mortgage Loans and related documents described in this Section 2 sold to the Buyer on such Purchase Date in connection with such Transaction.

     3. The Buyer hereby appoints the Custodian, in its independent corporate capacity, as the custodian of the Buyer and any successor to or assignee of the Buyer, and the Custodian hereby accepts and agrees to act as custodian for the Buyer and any successor to or assignee of the Buyer in accordance with the terms and conditions of this Agreement. With respect to each Custodian's Mortgage File delivered to the Custodian, the Custodian is solely and exclusively the custodian for the Buyer or its successor or assignee for all purposes (including, but not limited to, the perfection of the security interest of the Buyer in such Mortgage Loans to the extent that the Seller shall be deemed to have pledged the Mortgage Loans to Buyer pursuant to Section 6 of the Repurchase Agreement). The Custodian shall hold in its possession at 1761 East Saint Andrews Place, Santa Ana, California 92705, all Custodian's Mortgage Files received by it from Seller from time to time for the sole and exclusive use and benefit of the Buyer and the Buyer's successors and assignees as provided herein and, except as otherwise expressly provided herein, shall make disposition thereof only in accordance with the written instructions of the Buyer. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodian's Mortgage Files received by it in secure and fireproof facilities, all in accordance with customary standards for such custody.

     4. When the Custodian has received from the Seller possession of each Custodian's Mortgage File for the related Transaction, the Custodian shall verify that:

          (a) all documents required to be delivered to it pursuant to this Agreement are in the Custodian's possession;

          (b) such documents have been reviewed by the Custodian and appear regular on their face and relate to the Mortgage Loans and neither the Mortgage Note, the Mortgage nor the Assignment of Mortgage contains evidence of any claims, liens, security interests, encumbrances or restrictions on transfer;

          (c) based only on the Custodian's examination of the foregoing documents:

               (i) the information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan accurately reflects the information contained in the documents contained in each Custodian's Mortgage File as to, (A) the name of the respective Mortgagor, (B) the address of the respective Mortgaged Property and (C) the original principal amount of the related Mortgage Note;


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               (ii) the Mortgage  Note and the  Mortgage  each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of the copies of the Mortgage permitted under paragraph 2(a)(ii), that such copies bear a reproduction of such signature or signatures;

               (iii)the  principal  sum  of  the  indebtedness  secured  by  the
                    Mortgage is identical to the original principal of the Mortgage Note;

               (iv) if the Note does not name the  "[Seller]"  as the  holder or payee, the Mortgage Note bears the original endorsements that complete the chain of ownership from the original holder or payee to "[Seller]", and

               (v) if the Mortgage does not name "[Seller]" as the mortgagee or beneficiary, the original of the Assignment of Mortgage and any intervening assignments of mortgage bear the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of copies permitted under paragraph 2(a)(ii), that such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to "[Seller]";

          (d) each Mortgage Note has been endorsed as noted in paragraph 2(a)(i) herein and each Assignment of Mortgage has been completed as noted in paragraph 2(a)(iii)herein; and

          (e) the Lender's title insurance policy, or written commitment to issue or interim binder for such policy, is for not less than the original principal amount of the Mortgage Note and insures that the Mortgage constitutes a first lien, senior in priority to all other mortgages, deeds in trust, security interests and other contractual liens.

In making such verification, the Custodian may rely conclusively on the Mortgage Loan Schedule and the documents constituting the Custodian's Mortgage File, and the Custodian shall have no obligation to independently verify time correctness of such Mortgage Loan Schedule or any document. Upon completing such verification, the Custodian shall advise the Buyer of its receipt of all such Custodian's Mortgage Files and shall forward to the Buyer on the Purchase Date a trust receipt in the form annexed hereto as Exhibit Two (the "Trust Receipt") with respect to the Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified on the Schedule of Exceptions attached to the Trust Receipt as not covered by such Trust Receipt) listed on the Mortgage Loan Schedule for such Transaction. If the Custodian determines from such verification that any discrepancy or deficiency exists with respect to a Custodian's Mortgage File, the Custodian shall note such discrepancy on the Schedule of Exceptions attached to the Trust Receipt, and, upon time request of the Seller, the Custodian shall deliver a copy of the Schedule of Exceptions to time Seller. During time life of the Mortgage Loans, in the event the Custodian discovers any defect with respect to time Custodian's Mortgage File, the Custodian shall give written specification of such defect to the Seller and the Buyer.

Except as specifically provided above, the Custodian shall be under no duty to review, inspect or examine such documents to determine that any of them are enforceable or appropriate for their prescribed purpose.

     5. Each Trust Receipt , upon initial issuance or reissuance upon transfer, shall be dated the date of issuance thereof and shall evidence the receipt and possession of the Custodian's Mortgage File by the Custodian on behalf of the holder of the Trust Receipt and time holder's right to possess the Custodian's Mortgage File with respect to which that Trust Receipt is issued. Prior to due surrender of a Trust Receipt pursuant to Paragraph 6, the Custodian shall treat the individual person or entity in whose name any Trust Receipt is registered as the individual person or entity entitled to possession of time Custodian's Mortgage File evidenced by such Trust Receipt for all purposes whatsoever, subject to the terms of this Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit Two to this Agreement and executed by manual signature of an authorized officer of the Custodian, and such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing time manual signatures of individua1s who were, at the time when such signatures were affixed, authorized to sign on behalf of the Custodian shall bind the Custodian, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached thereto a schedule, in the format of the Mortgage Loan Schedule, identifying the Mortgage Loans for which the Trust Receipt is issued. The Custodian shall keep a register in which the Custodian shall provide, for the registration of transfers of Trust Receipts as herein provided and in which it shall record the name and address of the person to whom each Trust Receipt is issued. In the event that the Trust Receipt is lost, stolen, mutilated or destroyed, time Custodian shall issue a new Trust Receipt to the registered holder of such lost., stolen, mutilated or destroyed Trust Receipt upon receiving a reasonably satisfactory commitment from such holder to indemnify the Custodian and hold the Custodian harmless in respect of time issuance of such new Trust Receipt.

     6. Upon written receipt of written directions from the Buyer at any time, and upon the prior tender by the Buyer of the applicable Trust Receipt, the Custodian shall deliver all or any portion of the Custodian's Mortgage Files held by it or the Buyer, or to such other party as the Buyer may direct, and to the place indicated in any such written direction from the Buyer and shall deliver to the Buyer a new Trust Receipt with respect to the Custodian's
Mortgage Files retained by the Custodian. Upon receipt by the Custodian of written notification from the Buyer that the Buyer has sold all or a portion of the Mortgage Loans, which notification shall state the name and address of the Buyer and the Loans delivered to the Buyer, the Custodian shall change its records to reflect that such Buyer is the owner of such Mortgage Loans and the related Custodian's Mortgage Files and shall immediately, upon the direction of the Buyer, either deliver the applicable Custodian's Mortgage Files to such Buyer or issue a Trust Receipt reflecting all Mortgage Loans evidenced by the surrendered Trust Receipts with respect to which the Custodian still holds the related Custodian's Mortgage Files on behalf of the Buyer. The Buyer shall deliver to the Seller a copy of any written requests made pursuant to this Paragraph 6. Every Trust Receipt presented or surrendered for transfer shall be duly endorsed by the holder thereof, or be accompanied by a written instrument of transfer, duly executed by the holder thereof and such holder's prospective transferee. No service charge against the presenter of a Trust Receipt shall be made for any registration or transfer of any Trust Receipts, but the Custodian may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of any Trust Receipt, which shall be paid by the transferee. Each Trust Receipt surrendered for registration of transfer shall be canceled by the Custodian. Any Buyer of a Mortgage Loan shall succeed to all the rights and obligations of the Buyer under this Agreement with respect to such Mortgage Loans and the related Custodian's Mortgage File.

     7. In the event that any specific Mortgage Loan document is required by the Seller, either (a) because such Mortgage Loan has been paid in full and is to be released by the Seller, in its capacity as the servicer to the maker of the respective Mortgage Note, or (b) to facilitate enforcement and collection procedures with respect to any Mortgage Note, the Seller, in its capacity as the servicer shall send to time Custodian a certificate in the form of Exhibit Three. The Custodian shall promptly send a copy of such certificate to the Buyer, and in the event that Buyer consents to the release of such documents, the Buyer will return such copy to the Custodian with such consent indicated thereon. Notwithstanding anything to time contrary herein, the Custodian shall in no event release to the Buyer any documents contained in a Custodian's Mortgage File without the written authorization of the Buyer. Any Trust Receipt issued while any documents are outstanding with the Seller, in its capacity as the servicer shall reflect that the Custodian holds such documents as custodian for the Buyer pursuant to this Agreement, but the Schedule of Exceptions shall specify that time Custodian has released such documents to the Seller, in its capacity as the servicer pursuant to this paragraph. All documents so released to the Seller, in its capacity as the servicer shall be held by it in trust for the benefit of the Buyer in accordance with Paragraph 9(b) of the Repurchase Agreement. In the case of documents released pursuant to clause (b) above, time Seller shall return to the Custodian the Custodian's Mortgage File, or such other documents that have been released to the Seller, when the Seller's need therefor in connection with such enforcement or collection procedures no longere exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Seller to the Custodian in the form annexed hereto as Exhibit Three, the Seller's receipt shall be released by the Custodian to the Seller, and the Custodian shall thereupon reflect any such liquidation on the list of Mortgage Loans maintained by it pursuant to Paragraph i3 of this Agreement.

     8. It is understood that Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement between time Custodian and time Seller, time payment of which, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Seller.

     9. The Buyer, with or without cause, may (i) require the Custodian to complete the endorsements on the Mortgage Notes, and complete thee Assignments of Mortgages and/or (ii) upon thirty (30) days written notice, remove and discharge the Custodian, or any successor Custodian thereafter appointed, from the performance of its duties under this Agreement by written notice from the Buyer to the Custodian or the successor Custodian, with a copy of such notice to the Seller. Having given notice of such removal, the Buyer shall promptly appoint by written instrument a successor Custodian to act on behalf of the Buyer. One original counterpart of such instrument shall be delivered to the Buyer, one copy shall be delivered to the Seller and one copy shall be delivered to time successor Custodian. In time event of any such removal, the Custodian shall promptly transfer to time successor Custodian, as directed by the Buyer, all of the Custodian's Mortgage Files being administered under this Agreement and/or shall complete the Assignments of Mortgage and endorse the Mortgage Notes if, and in the form, directed by the Buyer. In the event of any such appointment, the Seller shall not be responsible for any fees of the successor Custodian in excess of the fees formerly paid to the Custodian.

     10. The Custodian may terminate its obligations under this Agreement upon at least sixty (60) days written notice to the Seller and the Buyer. In the event of such termination, the Seller shall appoint a successor Custodian, subject to approval by the Buyer. If the Seller is unable to appoint a successor Custodian within a reasonable period of time, the Buyer shall appoint a successor Custodian. The payment of such successor Custodian's fees and expenses shall be time sole responsibility of the Buyer. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Mortgage Files being administered under this Agreement and shall complete the Assignments of Mortgage and endorse the Mortgage Notes as, and if, requested by the Buyer. The Custodian's obligations hereunder shall not in any event be terminated until time Custodian's Mortgage Files have been delivered to time successor Custodian or to the Buyer.

     11. Upon reasonable prior written notice to the Custodian, the Buyer and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodian's Mortgage Files.

     12. The Custodian shall, at its own expense, maintain at all times during time existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and (d) insurance covering the risk of errors and omissions. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks that act as custodian in similar transactions. A certificate of the respective insurer as to each such policy shall be furnished to the Buyer, upon request, containing time insured's statement or endorsement that such insurance shall not terminate prior to receipt by the Buyer, by registered mail, of ten (10) days notice thereof.

     13. Upon the request of the Buyer at any time, the Custodian shall provide to the Buyer a list of all time Mortgage Loans for which Custodian holds a Custodian's Mortgage File pursuant to this Agreement and a list of documents missing from each Custodian's Mortgage File. Such list may be in the form of a copy of the Mortgage Loan Schedules with manual deletions to specifically denote any Mortgage Loans paid off, liquidated or repurchased since the date of this Agreement.

     14. Upon the request of the Buyer and at the cost and expense of the Buyer, the Custodian shall provide the Buyer with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents contained in the Custodian's Mortgage File relating to one or more of the Mortgage Loans.

     15. By execution of this Agreement, the Custodian warrants that it does not currently hold, and during the existence of this Agreement shall not hold, any adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives amid releases any such interest that it may have in any Mortgage Loan as of time date hereof. Notwithstanding any other provisions of this Agreement and without limiting the generality of the foregoing, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that time Custodian may otherwise have against all or any part of a Custodians Mortgage File, Mortgage Loan or proceeds of either.

     15A. Custodian represents and warrants to, and covenants that:

          (a) The Custodian is (i) a New York corporation duly organized, validly existing and in good standing under the laws of New York and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under time terms of this Agreement;

          (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or, to the best of time Custodian's knowledge, any contract, agreement or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

          (c) The execution and delivery of this Agreement by time Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority, or, if such consent or approval is required, it has been obtained; and

          (d) This Agreement, and each Trust Receipt issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except (1) as the enforcement thereof may be limited by applicable debtor relief laws amid (ii) that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

     16. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to time other party at time address shown on time first page hereof, or such other address as may hereafter be furnished to the other party by like notice.

     17. Each authorized representative (an "Authorized Representative") of the Buyer is authorized to give and receive notices, requests amid instruction amid to deliver certificates amid document in connection with this Agreement on behalf of the Buyer and the specimen signature for each such Authorized
Representative of the Buyer initially authorized hereunder is set forth on Exhibit Four hereof. From time to time, the Buyer shall deliver to the Custodian a revised Exhibit Four, reflecting changes in the information previously given, but time Custodian shall be entitled to rely conclusively on the last Exhibit Four until receipt of a superseding Exhibit Four. Each Authorized Representative of the Seller is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Seller and the specimen signature for each such Authorized Representative of the Seller initially authorized hereunder is set forth on Exhibit Five hereof. From time to time, the Seller shall deliver to the Custodian a revised Exhibit Five, reflecting changes in the information previously given, but the Custodian shall be entitled to rely con-clusively on the last Exhibit Five until receipt of a superseding Exhibit Five.

     18. The Seller shall indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, except for any such resulting from the fraud or willful misconduct of the Buyer or conduct in violation of this Agreement of any kind or nature whatsoever that maybe imposed on, incurred by, or asserted against it or them hereunder and under the Repurchase Agreement.

     19. The duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. The Custodian shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors or assigns. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder, nor shall the Custodian delegate or appoint any other person or entity to perform or carry out any of its duties, responsibilities, or obligations under this Agreement. Any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void. No representations, warranties, covenants (other than those expressly made by the Custodian of this Agreement) or obligations of the Custodian shall be implied with respects to this Agreement or the Custodian's services hereunder. Without limiting the generality of the foregoing, the Custodian:

          (a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed in writing by the parties hereto and shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities;

          (b) will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any certificates or Mortgage Loans represented thereby, and will not be required to and will not make any representations as to the validity, value or genuineness of Mortgage Loans;

          (c) shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with reasonable indemnity;

          (d) may rely on and shall be protected in acting in good faith upon any certificate, instrument opinion, notice, letter, telegram or other document, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties;

          (e) may rely on and shall be protected in acting in good faith upon time written instructions of the Seller and such employees and representatives of the Seller as the Seller may hereinafter designate in writing;

          (f) may consult counsel satisfactory to it (including counsel for the Seller and the Buyer) and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith amid in furtherance of its duties hereunder, in accordance with time opinion of such counsel;

          (g) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for any timing that it may do or refrain from doing in connection therewith except in the case of negligent performance or omission; and

          (h) may execute any of the trusts or powers hereunder or perform any duties hereunder either, directly or through agents or attorneys, provided, however, that the execution of such trusts or powers by any such agents or attorneys shall not diminish, or relieve time Custodian for, responsibility therefor to time same degree as if the Custodian itself had executed such trusts or powers.

     20. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be. an original, and together shall constitute and be one and the same instrument.

     21. The Buyer shall have the right, without time consent of the Custodian or time Seller, to assign, in. whole or in part, its interests under this Agreement in all of the Mortgage Loans subject to any Transaction, and designate any person to exercise any rights of the Buyer, hereunder, and the assignee or designee shall accede to the rights and obligations hereunder of the Buyer with respect to such Mortgage Loans. All references to the Buyer shall be deemed to include its assignee or designee. In connection with any such assignment, The Custodian may require dial arrangements reasonably satisfactory to it be made for the exchange of previously executed and outstanding Trust Receipts for a Trust Receipt representing such assignment.

     22. This Agreement shall terminate with respect to any Transaction upon the earlier of (a) the repurchase of all of the Mortgage Loans subject to such Transaction by the Seller pursuant to the Repurchase Agreement, which repurchase shall be evidenced by a notice from the Buyer to the Custodian stating that beneficial ownership of the Mortgage Loans has been transferred to the Seller, or (b) the Buyer's election to obtain possession the Mortgage Loans subject to a Transaction following an Event of Default (as defined in the Repurchase Agreement) by the Seller, which election shall be evidenced by a notice from the Buyer to the Custodian stating that the Seller is in default under the Repurchase Agreement, a copy of which shall be simultaneously delivered to the Seller, and delivery of the Custodian's Mortgage Files pursuant to the Buyer's instructions.

     23. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party or parties purportedly granting such waiver.

     24. The provisions of this Agreement are independent of .and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of time fact that for any reason any oilier provision or provisions may be invalid or unenforceable in whole or in part.

     25. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any
prior   agreement  and   understandings   with  respect  to  those  matters  and
transactions.

     26. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     27. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any party at time closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further of such reproduction shall likewise be admissible in evidence.

     28. The exhibits to this Agreement are hereby incorporated and made a part hereof amid are an integral part of this Agreement.

     29. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this agreement have tile meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein si all be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d)       a reference to a Subsection  without further  reference to a
                    Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this ru1e shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f)       the  term  "include"  or  "including"   shall  mean  without
                    limitation by reason of enumeration.

               IN WITNESS WHEREOF, Seller, Buyer and Custodian have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the date first written above.

                                             PMCC FINANCIAL CORPORATION AND PMCC
                                             MORTGAGE CORPORATION
                                                  as Seller


                                             By:    /s/ Keith S. Haffner
                                                --------------------------------
                                                Name:   Keith s. Haffner
                                                --------------------------------
                                                Title:  CEO
                                                --------------------------------

                                             IMPAC WAREHOUSE LENDING GROUP, INC.
                                             as Buyer

                                             By:    /s/ Zoila E. Velasco
                                                --------------------------------
                                                Name:   Zoila E. Velasco
                                                --------------------------------
                                                Title:  Vice President
                                                --------------------------------

                                             BANKERS TRUST
                                             COMPANY,
                                             as Custodian

                                             By:
                                                --------------------------------
                                                Name:
                                                --------------------------------
                                                Title:
                                                --------------------------------

                                   EXHIBIT ONE

                              CERTIFICATE OF SELLER


               I, KEITH S. HAFFNER hereby certify that I am the duly elected CHIEF EXECUTIVE OFFICER of PMCC FINANCIAL CORPORATION AND PMCC MORTGAGE CORPORATION ( the "Seller"). All terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Custody Agreement, dated as of FEBRUARY 28, 2000 among the Seller Impac Warehouse Lending Group, Inc. (the "Buyer"), Bankers Trust Company , as custodian.

               The undersigned hereby represents, warrants and covenants on behalf of the Seller that, pursuant to the sale of the mortgage loans set forth on Annex 1 hereto (the "Mortgage Loans") by the Seller to Buyer pursuant to a Master Repurchase Agreement, dated as of FEBRUARY 28, 2000 between the Seller and the Buyer, the Seller sells, transfers, assigns, sets over and otherwise conveys to Buyer all of its might (including the power to convey title thereto), title and interest in and to each document held by or on behalf of the Seller with respect to earth Mortgage Loan. Any such documents that have not been delivered to the Custodian shall be held by: the Seller, in trust for the benefit of the Buyer and shall be delivered to the Buyer or its assignee or designee upon demand.

               IN WITNESS WHEREOF, I have hereunto signed my name, this 3rd day of March, 2000.

                                                     By: /s/ Keith S. Haffner
                                                        ------------------------
                                                        Name:  Keith S. Haffner
                                                        Title: CEO

                                     ANNEX 1

                             MORTGAGE LOAN SCHEDULE

                                     ANNEX 2


(1) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor").

(2) the original mortgage, deed of trust or other instrument (the "Mortgage") creating a first lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property").

(3)  the original assignment of the Mortgage.

(4) any intervening assignment of the Mortgage, including any warehousing assignment.

(5)  any assumption, modification, extension or guaranty agreement.

(6) any lender's title insurance policy and any written commitment or interim binder issued by the title insurance company evidencing that the required title insurance coverage is in effect and unconditionally guaranteeing the holder of the Mortgage Loan that the lender's title insurance policy will be issued.

(7) airy instrument necessary to complete identification of any exception set forth in the exception schedule in the title insurance policy (e.g., map or p1at, restrictions, easements, sewer agreements, home association declarations, etc.).

(8)  any survey of the Mortgaged Property.

(9) any hazard insurance policy or flood insurance policy, with extended coverage of the hazard insurance policy.

(10) any  Mortgage  Loan  closing   statement   (Form  HUD-  1)  and  any  other
     truth-in-lending,   real  estate   settlement   procedure  forms  or  other
     disclosure statements required by law.

(11) any residential loan application.

(12) any verification of employment and income.

(13) any   verification   of  acceptable   evidence  of  source  and  amount  of
     downpayment.

(14) any credit report on the borrower under the Mortgage Loan.

(15) any residential appraisal report.

(16) any photograph of the Mortgaged Property.

(17) any power of attorney or other instrument that authorized and empowered any person other than Mortgagor to sign the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan not signed by the Mortgagor.

(18) any tax receipts, insurance premiums, ledger sheets, payment records, insurance claim files and correspondence, current and historical computerized data files, underwriting standards used for origination and all other papers and records developed or originated by the Seller, any servicer or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT TWO

                                  TRUST RECEIPT


                               TRANSACTION NUMBER ______________


                                                                      2000
                                              ---------------, -----



           To:      [ BUYER]



               Reference is made to the Custody Agreement among Impac Warehouse Lending Group, Inc. (the "Buyer"),________________________ (the "Seller") and ________________________, as custodian (the "Custodian") dated as of __________
1, 2000 (the "Custody Agreement"), pursuant to which the Seller has delivered to the Custodian, with respect to each Mortgage Loan set forth on Schedule A hereto (the "Mortgage Loan Schedule"), the documents set forth in Section 2 of the Custody Agreement.

               With respect to each Mortgage Loan listed on the Mortgage Loan Schedule and except as otherwise noted on the Schedule of Exceptions set forth on Schedule B hereto, the Custodian confirms that (1) the Custodian has received all of the documents required to be delivered to the Custodian pursuant to
Section 2 of the Custody Agreement, (2) the Custodian has reviewed each Custodian's Mortgage File in accordance with Section 4 of the Custody Agreement, and the documents contained in each Custodian's Mortgage File conform to the requirements set forth in Section 4 of the Custody Agreement, and (3) the Custodian has physical possession of the documents in each Custodian's Mortgage File and will continue to hold each Custodian's Mortgage File as bailee of and agent for, and for the sole and exclusive use and benefit of, the addressee of this Trust Receipt, until such addressee directs Custodian to the contrary in accordance with the Custody Agreement.

               All terms used herein and not otherwise defined herein shall have the respective meaning ascribed to such term in the Custody Agreement.

                                              [CUSTODIAN]


                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

                                   SCHEDULE B

                             SCHEDULE OF EXCEPTIONS

                                  EXHIBIT THREE

                        REQUEST FOR RELEASE OF DOCUMENTS



TO:       [CUSTODIAN]



          Re: Custody Agreement, dated as of __________________ 1, 2000, among Impac Warehouse Lending Group, Inc. ("Buyer"),
               ____________________________________        ("Seller"),       and
               ________________________ as custodian ("Custodian")

          In connection with the administration of the Mortgage Loans held by you as Custodian for the Buyer pursuant to the above-captioned Custody Agreement, we request the release, and hereby acknowledge receipt, of the (Custodian's Mortgage File /[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------


Reason for Requesting Documents (check one)
-------------------------------

______ 1. Mortgage  Loan Paid in Full
               (Seller, in its capacity as servicer, hereby certifies that all amounts received in connection therewith will be held in trust for the Buyer as provided in the Master Repurchase Agreement, dated as of _______ 1, 2000 between the Seller and the Buyer (the "Repurchase Agreement").


_______2. Mortgage  Loan  Liquidated by ______________
               (Seller, in its capacity as servicer, hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and will be held in trust for the Buyer as provided in the Repurchase Agreement.)

_______3. Mortgage Loan in Foreclosure.


_______4. Other (explain) __________________________
                          __________________________

     If box 1 or 2 above is checked, and if all or part of the Custodian's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

     If box 3 or 4 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                                 ______________________________,
                                                         as Servicer


                                                 By:____________________________

                                                 Name:__________________________

                                                 Title:_________________________

                                                 Date:__________________________


Release of documents consented to:

[BUYER]

By:____________________________

Name:__________________________

Title:_________________________

Date:__________________________

                                                Documents returned to Custodian:

                                                [CUSTODIAN]


                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________

                                                Date:___________________________

                                  EXHIBIT FOUR

                        AUTHORIZED OFFICERS OF THE BUYER


           Name                                   Specimen Signature

________________________________                  ______________________________


________________________________                  ______________________________


________________________________                  ______________________________

                                  EXHIBIT FIVE

                        AUTHORIZES OFFICERS OF THE SELLER



           Name                                Specimen Signature

________________________________               _________________________________


________________________________               _________________________________


________________________________               _________________________________